UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 7, 2006 (April 3, 2006)

OWENS & MINOR, INC.

(Exact name of Registrant as specified in charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

(a) Amendment to Credit Agreement.

On April 3, 2006, Owens & Minor, Inc. (the “Company”) entered into the First Amendment (the “Amendment”) to Amended and Restated Credit Agreement, dated as of April 3, 2006 (the “Credit Agreement”), among Owens & Minor Distribution, Inc. (“O&M Distribution”) and Owens & Minor Medical, Inc. (“O&M Medical”), as borrowers, the Company and certain of its subsidiaries, as guarantors, the banks identified on the signature pages thereto and Bank of America, N.A., as Administrative Agent. Generally, the Amendment (1) reduces the applicable borrowing rates and fees payable under the $250.0 million revolving credit facility provided under the Credit Agreement, (2) eliminates the borrowing base limitation applicable to borrowings under the revolving credit facility, (3) increases the amount of certain types of indebtedness that can be incurred under the revolving credit facility and (4) extends the term of the Credit Agreement to May 3, 2011.

Bank of America, N.A. and several of the lenders under the Credit Agreement and their affiliates have various relationships with the Company and its subsidiaries involving the provision of financial services, including investment banking, commercial banking, advisory, cash management, custody and trust services, for which they have received customary fees, and may do so again in the future.

A copy of the Amendment is attached hereto as Exhibit 4.1 and incorporated herein by reference.

(b) Underwriting Agreement.

On April 4, 2006, the Company entered into an Underwriting Agreement, dated as of April 4, 2006 (the “Underwriting Agreement”), among the Company, O&M Distribution, O&M Medical, Owens & Minor Healthcare Supply, Inc. (“O&M Healthcare”) and Access Diabetic Supply, LLC (collectively with O&M Distribution, O&M Medical and O&M Healthcare, the “Guarantors”) and Lehman Brothers Inc. and the other several underwriters named in Schedule I thereto (the “Underwriters”) pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, subject to the terms and conditions set forth in the Underwriting Agreement (the “Notes Offering”), $200.0 million aggregate principal amount of the Company’s 6.35% Senior Notes due 2016 (the “Senior Notes”). The Company’s obligations under the Senior Notes (the “Guarantees”) are guaranteed by the Guarantors. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Guarantors, conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference.

The Senior Notes were issued under an Indenture, dated as of April 7, 2006 (the “Indenture”), among the Company, the Guarantors and SunTrust Bank, as trustee. On April 7, 2006,

the Company executed a global note representing the Senior Notes. Copies of the Indenture and the form of global security representing the Senior Notes are attached hereto as Exhibits 4.2 and 4.3, respectively, and incorporated herein by reference.

(c) Fourth Supplemental Indenture.

On April 7, 2006, the Company entered into the Fourth Supplemental Indenture, dated as of April 7, 2006 (the “Supplemental Indenture”), among the Company, the Guarantors and SunTrust Bank, as trustee. The Supplemental Indenture amends and supplements that certain Indenture, dated as of July 2, 2001, as amended and supplemented (the “Existing Indenture”), pursuant to which the Company issued $200.0 million aggregate principal amount of 8 1/2% Senior Notes due 2011 (the “Existing Notes”). Generally, the Supplemental Indenture deletes certain sections found in the Existing Indenture, including all of the restrictive covenants and other limitations contained therein. A copy of the Supplemental Indenture is attached hereto as Exhibit 4.4 and incorporated herein by reference.

Section 8 — Other Events

Item 8.01. Other Events.

On April 4, 2006, the Company issued a press release announcing (1) that it had priced the Notes Offering and (2) the pricing information for the Company’s tender offer for any and all of the Existing Notes pursuant to the Company’s previously announced tender offer and consent solicitation for the Existing Notes. The press release issued by the Company on April 4, 2006 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On April 7, 2006, the Company issued a press release announcing (1) that it had completed the Notes Offering and (2) that holders of $199.9 million aggregate principal amount of the Existing Notes had tendered their Existing Notes on or prior to the consent deadline of 5:00 p.m., New York City time, on April 3, 2006 pursuant to the Company’s previously announced tender offer and consent solicitation for the Existing Notes. The press release issued by the Company on April 7, 2006 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statement and Exhibits.

(c) Exhibits.

1.1	Underwriting Agreement, dated as of April 4, 2006, among the Company, Owens & Minor Distribution, Inc., Owens & Minor Medical, Inc., Owens & Minor Healthcare Supply, Inc., Access Diabetic Supply, LLC and Lehman Brothers Inc. and the other several underwriters named in Schedule I thereto.

4.1	First Amendment to Amended and Restated Credit Agreement, dated as of April 3, 2006, among Owens & Minor Distribution, Inc. and Owens & Minor Medical, Inc., as borrowers, the Company and certain of its Subsidiaries, as guarantors, the banks identified on the signature pages thereto and Bank of America, N.A., as Administrative Agent.

4.2	Indenture, dated as of April 7, 2006, for the Senior Notes due 2016 among the Company, Owens & Minor Distribution, Inc., Owens & Minor Medical, Inc., Owens & Minor Healthcare Supply, Inc., Access Diabetic Supply, LLC and SunTrust Bank, as trustee.

4.3	Form of Global Security for the Senior Notes due 2016 (included as Exhibit A to Exhibit 4.2 hereto).

4.4	Fourth Supplemental Indenture, dated as of April 7, 2006, among the Company, Owens & Minor Distribution, Inc., Owens & Minor Medical, Inc., Owens & Minor Healthcare Supply, Inc., Access Diabetic Supply, LLC and SunTrust Bank, as trustee.

99.1	Press Release issued by the Company on April 4, 2006.

99.2	Press Release issued by the Company on April 7, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2006

OWENS & MINOR, INC.

By:	/s/ Grace R. den Hartog
Grace R. den Hartog
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
1.1	Underwriting Agreement, dated as of April 4, 2006, among the Company, Owens & Minor Distribution, Inc., Owens & Minor Medical, Inc., Owens & Minor Healthcare Supply, Inc., Access Diabetic Supply, LLC and Lehman Brothers Inc. and the other several underwriters named in Schedule I thereto.

4.1	First Amendment to Amended and Restated Credit Agreement, dated as of April 3, 2006, among Owens & Minor Distribution, Inc. and Owens & Minor Medical, Inc., as borrowers, the Company and certain of its Subsidiaries, as guarantors, the banks identified on the signature pages thereto and Bank of America, N.A., as Administrative Agent.

4.2	Indenture, dated as of April 7, 2006, for the Senior Notes due 2016 among the Company, Owens & Minor Distribution, Inc., Owens & Minor Medical, Inc., Owens & Minor Healthcare Supply, Inc., Access Diabetic Supply, LLC and SunTrust Bank, as trustee.

4.3	Form of Global Security for the Senior Notes due 2016 (included as Exhibit A to Exhibit 4.2 hereto).

4.4	Fourth Supplemental Indenture, dated as of April 7, 2006, among the Company, Owens & Minor Distribution, Inc., Owens & Minor Medical, Inc., Owens & Minor Healthcare Supply, Inc., Access Diabetic Supply, LLC and SunTrust Bank, as trustee.

99.1	Press Release issued by the Company on April 4, 2006.

99.2	Press Release issued by the Company on April 7, 2006.